First Quarter 2024
Financial Supplement

Use of non-GAAP Financial Measures

This Financial Supplement contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Financial Supplement for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of or for the Three Months Ended
	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Mar 2023
Selected Statement of Income Data
Total interest income	$176,128	$174,835	$173,912	$170,183	$159,480
Total interest expense	76,638	73,747	72,986	68,640	55,820
Net interest income	99,490	101,088	100,926	101,543	103,660
Total noninterest income	7,962	15,339	8,042	23,813	23,349
Total noninterest expense	72,420	80,200	82,997	81,292	80,440
Earnings before income taxes and provisions for credit losses	35,032	36,227	25,971	44,064	46,569
Provisions for (reversals of) credit losses	782	305	2,821	(1,078)	491
Income tax expense	6,300	6,545	3,975	9,835	9,697
Net income applicable to noncontrolling interest	—	8	—	8	—
Net income applicable to FB Financial Corporation	$27,950	$29,369	$19,175	$35,299	$36,381
Net interest income (tax-equivalent basis)	$100,199	$101,924	$101,762	$102,383	$104,493
Adjusted net income*	$39,890	$36,152	$33,148	$35,993	$35,739
Adjusted pre-tax, pre-provision net revenue*	$51,180	$45,390	$44,869	$44,992	$45,701
Per Common Share
Diluted net income	$0.59	$0.63	$0.41	$0.75	$0.78
Adjusted diluted net income*	0.85	0.77	0.71	0.77	0.76
Book value	31.55	31.05	29.31	29.64	29.29
Tangible book value*	26.21	25.69	23.93	24.23	23.86
Weighted average number of shares outstanding - fully diluted	46,998,873	46,916,939	46,856,422	46,814,854	46,765,154
Period-end number of shares	46,897,378	46,848,934	46,839,159	46,798,751	46,762,626
Selected Balance Sheet Data
Cash and cash equivalents	$870,730	$810,932	$848,318	$1,160,354	$1,319,951
Loans HFI	9,288,909	9,408,783	9,287,225	9,326,024	9,365,996
Allowance for credit losses on loans HFI	(151,667)	(150,326)	(146,134)	(140,664)	(138,809)
Mortgage loans held for sale	82,704	67,847	94,598	89,864	73,005
Commercial loans held for sale, at fair value	—	—	9,260	9,267	9,510
Investment securities, at fair value	1,464,682	1,471,973	1,351,153	1,422,391	1,474,064
Total assets	12,548,320	12,604,403	12,489,631	12,887,395	13,101,147
Interest-bearing deposits (non-brokered)	8,191,962	8,179,430	8,105,713	8,233,082	8,693,515
Brokered deposits	130,845	150,475	174,920	238,885	251
Noninterest-bearing deposits	2,182,121	2,218,382	2,358,435	2,400,288	2,489,149
Total deposits	10,504,928	10,548,287	10,639,068	10,872,255	11,182,915
Borrowings	360,821	390,964	226,689	390,354	312,131
Allowance for credit losses on unfunded commitments	(7,700)	(8,770)	(11,600)	(14,810)	(18,463)
Total common shareholders' equity	1,479,526	1,454,794	1,372,901	1,386,951	1,369,696
Selected Ratios
Return on average:
Assets	0.89%	0.94%	0.61%	1.10%	1.15%
Shareholders' equity	7.70%	8.41%	5.46%	10.3%	11.0%
Tangible common equity*	9.29%	10.3%	6.67%	12.6%	13.6%
Net interest margin (NIM) (tax-equivalent basis)	3.42%	3.46%	3.42%	3.40%	3.51%
Efficiency ratio	67.4%	68.9%	76.2%	64.8%	63.3%
Core efficiency ratio (tax-equivalent basis)*	58.1%	61.7%	63.1%	63.5%	63.4%
Loans HFI to deposit ratio	88.4%	89.2%	87.3%	85.8%	83.8%
Noninterest-bearing deposits to total deposits	20.8%	21.0%	22.2%	22.1%	22.3%
Yield on interest-earning assets	6.03%	5.96%	5.87%	5.67%	5.38%
Cost of interest-bearing liabilities	3.56%	3.47%	3.41%	3.14%	2.61%
Cost of total deposits	2.76%	2.65%	2.58%	2.38%	1.94%
Credit Quality Ratios
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.63%	1.60%	1.57%	1.51%	1.48%
Net charge-offs (recoveries) as a percentage of average loans HFI	0.02%	(0.04)%	0.02%	0.03%	0.02%
Nonperforming loans HFI as a percentage of loans HFI	0.73%	0.65%	0.59%	0.47%	0.49%
Nonperforming assets as a percentage of total assets	0.75%	0.69%	0.71%	0.59%	0.61%
Preliminary Capital Ratios (consolidated)
Total common shareholders' equity to assets	11.8%	11.5%	11.0%	10.8%	10.5%
Tangible common equity to tangible assets*	9.99%	9.74%	9.16%	8.98%	8.68%
Tier 1 risk-based capital	12.8%	12.5%	12.1%	11.9%	11.6%
Common equity Tier 1	12.6%	12.2%	11.8%	11.7%	11.3%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)
						Mar 2024	Mar 2024
						vs.	vs.
	Three Months Ended					Dec 2023	Mar 2023
	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$155,606	$155,737	$153,882	$149,220	$140,356	(0.08)%	10.9%
Interest on securities
Taxable	9,105	7,808	6,399	6,480	6,570	16.6%	38.6%
Tax-exempt	1,442	1,746	1,795	1,808	1,804	(17.4)%	(20.1)%
Other	9,975	9,544	11,836	12,675	10,750	4.52%	(7.21)%
Total interest income	176,128	174,835	173,912	170,183	159,480	0.74%	10.4%
Interest expense:
Deposits	72,625	70,873	69,826	65,257	52,863	2.47%	37.4%
Borrowings	4,013	2,874	3,160	3,383	2,957	39.6%	35.7%
Total interest expense	76,638	73,747	72,986	68,640	55,820	3.92%	37.3%
Net interest income	99,490	101,088	100,926	101,543	103,660	(1.58)%	(4.02)%
Provision for credit losses on loans HFI	1,852	3,135	6,031	2,575	4,997	(40.9)%	(62.9)%
Reversal of credit losses on unfunded commitments	(1,070)	(2,830)	(3,210)	(3,653)	(4,506)	(62.2)%	(76.3)%
Net interest income after provisions for credit losses	98,708	100,783	98,105	102,621	103,169	(2.06)%	(4.32)%
Noninterest income:
Mortgage banking income	12,585	8,376	11,998	12,232	12,086	50.3%	4.13%
Service charges on deposit accounts	3,141	2,957	2,959	3,185	3,053	6.22%	2.88%
Investment services and trust income	3,230	3,093	3,072	2,777	2,378	4.43%	35.8%
ATM and interchange fees	2,944	2,618	2,639	2,629	2,396	12.5%	22.9%
(Loss) gain from securities, net	(16,213)	183	(14,197)	(28)	69	NM	NM
Gain (loss) on sales or write-downs of other real estate owned and other assets	565	(492)	115	533	(183)	(214.8)%	(408.7)%
Other income	1,710	(1,396)	1,456	2,485	3,550	(222.5)%	(51.8)%
Total noninterest income	7,962	15,339	8,042	23,813	23,349	(48.1)%	(65.9)%
Total revenue	107,452	116,427	108,968	125,356	127,009	(7.71)%	(15.4)%
Noninterest expenses:
Salaries, commissions and employee benefits	44,618	48,142	54,491	52,020	48,788	(7.32)%	(8.55)%
Occupancy and equipment expense	6,614	9,530	6,428	6,281	5,909	(30.6)%	11.9%
Data processing	2,408	2,434	2,338	2,345	2,113	(1.07)%	14.0%
Legal and professional fees	1,919	1,823	1,760	2,199	3,108	5.27%	(38.3)%
Advertising	1,171	2,009	2,124	2,001	2,133	(41.7)%	(45.1)%
Amortization of core deposits and other intangibles	789	840	889	940	990	(6.07)%	(20.3)%
Other expense	14,901	15,422	14,967	15,506	17,399	(3.38)%	(14.4)%
Total noninterest expense	72,420	80,200	82,997	81,292	80,440	(9.70)%	(9.97)%
Income before income taxes	34,250	35,922	23,150	45,142	46,078	(4.65)%	(25.7)%
Income tax expense	6,300	6,545	3,975	9,835	9,697	(3.74)%	(35.0)%
Net income applicable to FB Financial Corporation and noncontrolling interest	27,950	29,377	19,175	35,307	36,381	(4.86)%	(23.2)%
Net income applicable to noncontrolling interest	—	8	—	8	—	(100.0)%	—%
Net income applicable to FB Financial Corporation	$27,950	$29,369	$19,175	$35,299	$36,381	(4.83)%	(23.2)%
Weighted average common shares outstanding:
Basic	46,874,882	46,845,055	46,818,612	46,779,388	46,679,618	0.06%	0.42%
Fully diluted	46,998,873	46,916,939	46,856,422	46,814,854	46,765,154	0.17%	0.50%
Earnings per common share:
Basic	$0.60	$0.63	$0.41	$0.75	$0.78	(4.76)%	(23.1)%
Fully diluted	0.59	0.63	0.41	0.75	0.78	(6.35)%	(24.4)%
Fully diluted - adjusted*	0.85	0.77	0.71	0.77	0.76	10.4%	11.8%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.
NM- Not meaningful

FB Financial Corporation	5

Consolidated Balance Sheets
(Unaudited)
(Dollars in Thousands)

						Annualized
						Mar 2024	Mar 2024
						vs.	vs.
	As of					Dec 2023	Mar 2023
	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Percent variance	Percent variance
ASSETS
Cash and due from banks	$124,772	$146,542	$188,317	$147,646	$133,874	(59.7)%	(6.80)%
Federal funds sold and reverse repurchase agreements	100,785	83,324	129,885	48,346	63,994	84.3%	57.5%
Interest-bearing deposits in financial institutions	645,173	581,066	530,116	964,362	1,122,083	44.4%	(42.5)%
Cash and cash equivalents	870,730	810,932	848,318	1,160,354	1,319,951	29.7%	(34.0)%
Investments:
Available-for-sale debt securities, at fair value	1,464,682	1,471,973	1,348,219	1,419,360	1,471,005	(1.99)%	(0.43)%
Equity securities, at fair value	—	—	2,934	3,031	3,059	(100.0)%	(100.0)%
Federal Home Loan Bank stock, at cost	33,948	34,190	34,809	40,266	43,369	(2.85)%	(21.7)%
Mortgage loans held for sale	82,704	67,847	94,598	89,864	73,005	88.1%	13.29%
Commercial loans held for sale, at fair value	—	—	9,260	9,267	9,510	(100.0)%	(100.0)%
Loans held for investment	9,288,909	9,408,783	9,287,225	9,326,024	9,365,996	(5.12)%	(0.82)%
Less: allowance for credit losses on loans HFI	151,667	150,326	146,134	140,664	138,809	3.59%	9.26%
Net loans held for investment	9,137,242	9,258,457	9,141,091	9,185,360	9,227,187	(5.27)%	(0.97)%
Premises and equipment, net	155,271	155,731	156,081	154,526	153,397	(1.19)%	1.22%
Other real estate owned, net	3,613	3,192	1,504	1,974	4,085	53.0%	(11.6)%
Operating lease right-of-use assets	51,421	54,295	56,240	56,560	57,054	(21.3)%	(9.87)%
Interest receivable	53,506	52,715	49,205	44,973	44,737	6.04%	19.6%
Mortgage servicing rights, at fair value	165,674	164,249	172,710	166,433	164,879	3.49%	0.48%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	7,920	8,709	9,549	10,438	11,378	(36.4)%	(30.4)%
Bank-owned life insurance	76,574	76,143	75,739	75,341	74,963	2.28%	2.15%
Other assets	202,474	203,409	246,813	227,087	201,007	(1.85)%	0.73%
Total assets	$12,548,320	$12,604,403	$12,489,631	$12,887,395	$13,101,147	(1.79)%	(4.22)%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,182,121	$2,218,382	$2,358,435	$2,400,288	$2,489,149	(6.57)%	(12.3)%
Interest-bearing checking	2,421,487	2,504,421	2,554,641	2,879,336	3,292,883	(13.3)%	(26.5)%
Money market and savings	4,298,938	4,204,851	4,119,357	3,971,975	3,904,013	9.00%	10.1%
Customer time deposits	1,471,190	1,469,811	1,431,119	1,381,176	1,496,024	0.38%	(1.66)%
Brokered and internet time deposits	131,192	150,822	175,516	239,480	846	(52.3)%	NM
Total deposits	10,504,928	10,548,287	10,639,068	10,872,255	11,182,915	(1.65)%	(6.06)%
Borrowings	360,821	390,964	226,689	390,354	312,131	(31.0)%	15.6%
Operating lease liabilities	64,562	67,643	67,542	67,304	67,345	(18.3)%	(4.13)%
Accrued expenses and other liabilities	138,390	142,622	183,338	170,438	168,967	(11.93)%	(18.1)%
Total liabilities	11,068,701	11,149,516	11,116,637	11,500,351	11,731,358	(2.92)%	(5.65)%
Shareholders' equity:
Common stock, $1 par value	46,897	46,849	46,839	46,799	46,763	0.41%	0.29%
Additional paid-in capital	866,803	864,258	862,340	859,516	856,628	1.18%	1.19%
Retained earnings	698,310	678,412	656,120	644,043	615,871	11.8%	13.4%
Accumulated other comprehensive loss, net	(132,484)	(134,725)	(192,398)	(163,407)	(149,566)	(6.69)%	(11.4)%
Total common shareholders' equity	1,479,526	1,454,794	1,372,901	1,386,951	1,369,696	6.84%	8.02%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,479,619	1,454,887	1,372,994	1,387,044	1,369,789	6.84%	8.02%
Total liabilities and shareholders' equity	$12,548,320	$12,604,403	$12,489,631	$12,887,395	$13,101,147	(1.79)%	(4.22)%

NM- Not meaningful

FB Financial Corporation	6

Average Balance and Interest Yield/Rate Analysis
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	March 31, 2024			December 31, 2023
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,386,794	$154,956	6.64%	$9,330,176	$155,081	6.59%
Mortgage loans held for sale	48,566	851	7.05%	47,293	877	7.36%
Commercial loans held for sale	—	—	—%	7,281	—	—%
Securities:
Taxable	1,399,237	9,105	2.62%	1,361,987	7,808	2.27%
Tax-exempt(b)	241,379	1,950	3.25%	283,395	2,361	3.31%
Total securities(b)	1,640,616	11,055	2.71%	1,645,382	10,169	2.45%
Federal funds sold and reverse repurchase agreements	155,380	2,126	5.50%	107,276	1,518	5.61%
Interest-bearing deposits with other financial institutions	530,390	7,066	5.36%	525,763	7,195	5.43%
FHLB stock	34,051	783	9.25%	34,556	831	9.54%
Total interest-earning assets(b)	11,795,797	176,837	6.03%	11,697,727	175,671	5.96%
Noninterest-earning assets:
Cash and due from banks	167,732			127,715
Allowance for credit losses on loans HFI	(150,605)			(147,035)
Other assets(c)(d)	777,155			756,168
Total noninterest-earning assets	794,282			736,848
Total assets	$12,590,079			$12,434,575
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,539,084	$19,016	3.01%	$2,500,139	$18,444	2.93%
Money market	3,849,080	37,570	3.93%	3,761,500	36,740	3.88%
Savings deposits	377,963	62	0.07%	388,296	67	0.07%
Customer time deposits	1,457,377	14,124	3.90%	1,447,094	13,463	3.69%
Brokered and internet time deposits	140,292	1,853	5.31%	162,317	2,159	5.28%
Time deposits	1,597,669	15,977	4.02%	1,609,411	15,622	3.85%
Total interest-bearing deposits	8,363,796	72,625	3.49%	8,259,346	70,873	3.40%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	24,219	149	2.47%	31,673	177	2.22%
Federal Home Loan Bank advances	—	—	—%	—	—	—%
Subordinated debt	129,718	2,286	7.09%	128,621	2,604	8.03%
Other borrowings	131,318	1,578	4.83%	8,407	93	4.39%
Total other interest-bearing liabilities	285,255	4,013	5.66%	168,701	2,874	6.76%
Total interest-bearing liabilities	8,649,051	76,638	3.56%	8,428,047	73,747	3.47%
Noninterest-bearing liabilities:
Demand deposits	2,227,175			2,341,627
Other liabilities(d)	253,024			279,435
Total noninterest-bearing liabilities	2,480,199			2,621,062
Total liabilities	11,129,250			11,049,109
Total common shareholders' equity	1,460,736			1,385,373
Noncontrolling interest	93			93
Total equity	1,460,829			1,385,466
Total liabilities and shareholders' equity	$12,590,079			$12,434,575
Net interest income(b)		$100,199			$101,924
Interest rate spread(b)			2.47%			2.49%
Net interest margin(b)(e)			3.42%			3.46%
Cost of total deposits			2.76%			2.65%
Average interest-earning assets to average interest-bearing liabilities			136.4%			138.8%
Tax-equivalent adjustment		$709			$836
Loans HFI yield components:
Contractual interest rate(b)		$152,875	6.55%		$151,193	6.43%
Origination and other loan fee income		1,436	0.06%		3,322	0.14%
Accretion on purchased loans		387	0.02%		77	—%
Nonaccrual interest		258	0.01%		489	0.02%
Total loans HFI yield		$154,956	6.64%		$155,081	6.59%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $194,091 and $258,265 for the three months ended March 31, 2024 and December 31, 2023, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $20,750 and $21,072 for the three months ended March 31, 2024 and December 31, 2023, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	7

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	September 30, 2023			June 30, 2023			March 31, 2023
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,280,530	$153,038	6.54%	$9,387,284	$148,415	6.34%	$9,346,708	$139,467	6.05%
Mortgage loans held for sale	60,291	1,047	6.89%	63,407	1,005	6.36%	56,204	927	6.69%
Commercial loans held for sale	9,259	—	—%	9,377	3	0.13%	16,608	159	3.88%
Securities:
Taxable	1,344,052	6,399	1.89%	1,374,308	6,480	1.89%	1,402,535	6,570	1.90%
Tax-exempt(b)	291,863	2,428	3.30%	293,739	2,445	3.34%	294,652	2,440	3.36%
Total securities(b)	1,635,915	8,827	2.14%	1,668,047	8,925	2.15%	1,697,187	9,010	2.15%
Federal funds sold and reverse repurchase agreements	95,326	1,375	5.72%	61,799	1,050	6.81%	188,013	1,855	4.00%
Interest-bearing deposits with other financial institutions	696,600	9,620	5.48%	857,862	10,829	5.06%	728,576	8,008	4.46%
FHLB stock	36,624	841	9.11%	42,133	796	7.58%	47,094	887	7.64%
Total interest-earning assets(b)	11,814,545	174,748	5.87%	12,089,909	171,023	5.67%	12,080,390	160,313	5.38%
Noninterest-earning assets:
Cash and due from banks	128,780			118,872			154,270
Allowance for credit losses on loans HFI	(140,033)			(138,983)			(134,803)
Other assets(c)(d)	753,866			756,651			761,757
Total noninterest-earning assets	742,613			736,540			781,224
Total assets	$12,557,158			$12,826,449			$12,861,614
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,668,970	$20,506	3.05%	$3,127,219	$23,751	3.05%	$3,165,058	$19,060	2.44%
Money market	3,661,262	34,902	3.78%	3,516,901	30,053	3.43%	3,369,953	24,510	2.95%
Savings deposits	410,403	65	0.06%	433,530	63	0.06%	458,023	64	0.06%
Customer time deposits	1,400,290	11,909	3.37%	1,426,320	10,658	3.00%	1,472,221	9,221	2.54%
Brokered and internet time deposits	182,652	2,444	5.31%	56,455	732	5.20%	1,607	8	2.02%
Time deposits	1,582,942	14,353	3.60%	1,482,775	11,390	3.08%	1,473,828	9,229	2.54%
Total interest-bearing deposits	8,323,577	69,826	3.33%	8,560,425	65,257	3.06%	8,466,862	52,863	2.53%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	30,520	349	4.54%	30,050	97	1.29%	27,139	46	0.69%
Federal Home Loan Bank advances	13,859	204	5.84%	61,264	784	5.13%	41,389	499	4.89%
Subordinated debt	127,605	2,600	8.08%	127,129	2,496	7.88%	126,161	2,402	7.72%
Other borrowings	1,365	7	2.03%	1,385	6	1.74%	1,688	10	2.40%
Total other interest-bearing liabilities	173,349	3,160	7.23%	219,828	3,383	6.17%	196,377	2,957	6.11%
Total interest-bearing liabilities	8,496,926	72,986	3.41%	8,780,253	68,640	3.14%	8,663,239	55,820	2.61%
Noninterest-bearing liabilities:
Demand deposits	2,410,280			2,430,476			2,588,756
Other liabilities(d)	256,606			238,809			266,299
Total noninterest-bearing liabilities	2,666,886			2,669,285			2,855,055
Total liabilities	11,163,812			11,449,538			11,518,294
Total common shareholders' equity	1,393,253			1,376,818			1,343,227
Noncontrolling interest	93			93			93
Total equity	1,393,346			1,376,911			1,343,320
Total liabilities and shareholders' equity	$12,557,158			$12,826,449			$12,861,614
Net interest income(b)		$101,762			$102,383			$104,493
Interest rate spread(b)			2.46%			2.53%			2.77%
Net interest margin(b)(e)			3.42%			3.40%			3.51%
Cost of total deposits			2.58%			2.38%			1.94%
Average interest-earning assets to average interest-bearing liabilities			139.0%			137.7%			139.4%
Tax-equivalent adjustment		$836			$840			$833
Loans HFI yield components:
Contractual interest rate(b)		$147,806	6.32%		$144,322	6.16%		$135,872	5.90%
Origination and other loan fee income		4,345	0.19%		3,907	0.17%		3,101	0.13%
Accretion (amortization) on purchased loans		312	0.01%		(14)	—%		319	0.01%
Nonaccrual interest		575	0.02%		200	0.01%		175	0.01%
Total loans HFI yield		$153,038	6.54%		$148,415	6.34%		$139,467	6.05%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $232,613, $212,016 and $222,843 for the three months ended September 30, 2023, June 30, 2023 and
March 31, 2023, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $19,080, $19,956 and      $23,180 for the three months ended September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	8

Investments and Other Sources of Liquidity
(Unaudited)
(Dollars in Thousands)

	As of
	Mar 2024		Dec 2023		Sep 2023		Jun 2023		Mar 2023
Investment securities, at fair value
Available-for-sale debt securities:
U.S. government agency securities	$415,927	28%	$203,956	14%	$105,801	8%	$40,529	3%	$40,928	3%
Mortgage-backed securities - residential	826,214	57%	896,971	62%	871,074	65%	979,400	69%	1,025,388	71%
Mortgage-backed securities - commercial	16,615	1%	16,961	1%	16,677	1%	17,254	1%	17,723	1%
Municipal securities	171,672	12%	242,263	16%	244,611	18%	267,097	19%	270,994	18%
Treasury securities	30,857	2%	108,496	7%	106,798	8%	108,221	8%	108,823	7%
Corporate securities	3,397	—%	3,326	—%	3,258	—%	6,859	—%	7,149	—%
Total available-for-sale debt securities	1,464,682	100%	1,471,973	100%	1,348,219	100%	1,419,360	100%	1,471,005	100%
Equity securities, at fair value	—	—%	—	—%	2,934	—%	3,031	—%	3,059	—%
Total investment securities, at fair value	$1,464,682	100%	$1,471,973	100%	$1,351,153	100%	$1,422,391	100%	$1,474,064	100%
Investment securities to total assets	11.7%		11.7%		10.8%		11.0%		11.3%
Unrealized loss on available-for-sale debt securities	$(183,598)		$(186,806)		$(265,048)		$(226,013)		$(207,265)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$870,730	63%	$810,932	60%	$848,318	63%	$1,160,354	80%	$1,319,951	82%
Unpledged available-for-sale debt securities	514,724	37%	542,427	40%	494,582	37%	281,098	20%	286,169	18%
Equity securities, at fair value	—	—%	—	—%	2,934	—%	3,031	—%	3,059	—%
Total on-balance sheet liquidity	$1,385,454	100%	$1,353,359	100%	$1,345,834	100%	$1,444,483	100%	$1,609,179	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$3,392,255	48%	$3,350,026	48%	$3,371,911	50%	$3,332,710	52%	$3,755,059	55%
FHLB remaining borrowing capacity	1,237,843	18%	1,297,702	18%	1,005,295	15%	548,052	9%	473,160	7%
Federal Reserve discount window	2,382,574	34%	2,431,084	34%	2,398,285	35%	2,476,347	39%	2,548,886	38%
Total available sources of liquidity	$7,012,672	100%	$7,078,812	100%	$6,775,491	100%	$6,357,109	100%	$6,777,105	100%

On-balance sheet liquidity as a percentage of total assets	11.0%		10.7%		10.8%		11.2%		12.3%
On-balance sheet liquidity as a percentage of total tangible assets*	11.3%		11.0%		11.0%		11.4%		12.5%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits(b)	268.1%		269.0%		264.7%		258.9%		257.5%
(a) Includes capacity available per internal policy in the form of brokered deposits and unsecured lines of credit.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	9

Loan Portfolio
(Unaudited)
(Dollars in Thousands)

	As of
	Mar 2024	% of Total	Dec 2023	% of Total	Sep 2023	% of Total	Jun 2023	% of Total	Mar 2023	% of Total
Loan portfolio
Commercial and industrial	$1,621,611	17%	$1,720,733	18%	$1,667,857	18%	$1,693,572	18%	$1,671,398	18%
Construction	1,268,883	14%	1,397,313	15%	1,532,306	16%	1,636,970	18%	1,697,513	18%
Residential real estate:
1-to-4 family mortgage	1,577,824	17%	1,568,552	17%	1,553,096	17%	1,548,614	17%	1,562,503	17%
Residential line of credit	549,306	6%	530,912	6%	517,082	6%	507,652	5%	497,391	5%
Multi-family mortgage	615,081	7%	603,804	6%	501,323	5%	518,025	6%	489,379	5%
Commercial real estate:
Owner-occupied	1,236,007	13%	1,232,071	13%	1,206,351	13%	1,158,782	12%	1,136,978	12%
Non-owner occupied	1,991,526	21%	1,943,525	21%	1,911,913	21%	1,881,978	20%	1,939,517	21%
Consumer and other	428,671	5%	411,873	4%	397,297	4%	380,431	4%	371,317	4%
Total loans HFI	$9,288,909	100%	$9,408,783	100%	$9,287,225	100%	$9,326,024	100%	$9,365,996	100%
Percentage of loans HFI portfolio with variable interest rates		49.0%		48.5%		47.6%		47.0%		46.5%
Percentage of loans HFI portfolio with variable interest rates that mature after one year		42.5%		41.3%		40.6%		40.6%		40.1%

Loans by market
Metropolitan	$7,668,330	83%	$7,830,739	83%	$7,691,944	83%	$7,718,424	83%	$7,777,346	83%
Community	599,557	6%	629,152	7%	649,269	7%	653,335	7%	668,192	7%
Specialty lending and other	1,021,022	11%	948,892	10%	946,012	10%	954,265	10%	920,458	10%
Total	$9,288,909	100%	$9,408,783	100%	$9,287,225	100%	$9,326,024	100%	$9,365,996	100%

Unfunded loan commitments
Commercial and industrial	$1,255,409	46%	$1,262,234	44%	$1,309,390	41%	$1,168,506	37%	$1,125,810	34%
Construction	590,575	21%	725,864	25%	922,219	30%	1,142,982	36%	1,340,193	40%
Residential real estate:
1-to-4 family mortgage	1,485	—%	973	—%	946	—%	794	—%	670	—%
Residential line of credit	702,939	25%	700,126	24%	685,597	22%	675,647	21%	663,291	20%
Multi-family mortgage	25,047	1%	23,583	1%	21,951	1%	4,972	—%	6,310	—%
Commercial real estate:
Owner-occupied	77,400	3%	73,432	2%	52,975	2%	50,927	2%	48,063	1%
Non-owner occupied	82,370	3%	82,966	3%	93,910	3%	104,201	3%	119,239	4%
Consumer and other	25,058	1%	25,509	1%	24,886	1%	23,306	1%	25,787	1%
Total unfunded loans HFI	$2,760,283	100%	$2,894,687	100%	$3,111,874	100%	$3,171,335	100%	$3,329,363	100%

FB Financial Corporation	10

Asset Quality
(Unaudited)
(Dollars in Thousands)
	As of or for the Three Months Ended
	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Mar 2023
Allowance for credit losses on loans HFI roll forward summary
Allowance for credit losses on loans HFI at the beginning of the period	$150,326	$146,134	$140,664	$138,809	$134,192
Charge-offs	(927)	(1,048)	(796)	(892)	(767)
Recoveries	416	2,105	235	172	387
Provision for credit losses on loans HFI	1,852	3,135	6,031	2,575	4,997
Allowance for credit losses on loans HFI at the end of the period	$151,667	$150,326	$146,134	$140,664	$138,809
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.63%	1.60%	1.57%	1.51%	1.48%
Allowance for credit losses on unfunded commitments	$7,700	$8,770	$11,600	$14,810	$18,463
Charge-offs
Commercial and industrial	$(43)	$(251)	$(154)	$(11)	$(46)
Construction	(92)	—	—	—	—
Residential real estate:
1-to-4 family mortgage	—	(10)	(4)	(16)	(16)
Residential line of credit	(20)	—	—	—	—
Commercial real estate:
Owner occupied	—	—	—	(144)	—
Consumer and other	(772)	(787)	(638)	(721)	(705)
Total charge-offs	(927)	(1,048)	(796)	(892)	(767)
Recoveries
Commercial and industrial	14	81	112	13	67
Construction	—	—	—	10	—
Residential real estate:
1-to-4 family mortgage	56	44	16	25	15
Residential line of credit	—	—	1	—	—
Commercial real estate:
Owner occupied	40	14	13	16	66
Non-owner occupied	—	1,833	—	—	—
Consumer and other	306	133	93	108	239
Total recoveries	416	2,105	235	172	387
Net (charge-offs) recoveries	$(511)	$1,057	$(561)	$(720)	$(380)
Annualized net charge-offs (recoveries) as a percentage of average loans HFI	0.02%	(0.04)%	0.02%	0.03%	0.02%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$12,858	$12,693	$11,649	$12,247	$12,580
Nonaccrual loans	54,892	48,230	42,878	31,885	32,900
Total nonperforming loans HFI	67,750	60,923	54,527	44,132	45,480
Commercial loans held for sale	—	—	9,260	9,267	9,278
Mortgage loans held for sale(a)	20,876	21,229	22,074	20,225	20,528
Other real estate owned	3,613	3,192	1,504	1,974	4,085
Other repossessed assets	1,834	1,139	1,300	883	498
Total nonperforming assets	$94,073	$86,483	$88,665	$76,481	$79,869
Total nonperforming loans HFI as a percentage of loans HFI	0.73%	0.65%	0.59%	0.47%	0.49%
Total nonperforming assets as a percentage of total assets	0.75%	0.69%	0.71%	0.59%	0.61%
Total nonaccrual loans as a percentage of loans HFI	0.59%	0.51%	0.46%	0.34%	0.35%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days.

FB Financial Corporation	11

Selected Deposit Data
(Unaudited)
(Dollars in Thousands)

	As of
	Mar 2024		Dec 2023		Sep 2023		Jun 2023		Mar 2023
Deposits by market
Metropolitan	$7,506,630	72%	$7,536,301	72%	$7,481,006	70%	$7,753,724	71%	$8,075,721	72%
Community	2,500,182	24%	2,522,536	24%	2,571,667	24%	2,499,013	23%	2,756,700	25%
Brokered/wholesale	130,845	1%	150,475	1%	174,920	2%	238,885	2%	251	—%
Escrow and other(a)	367,271	3%	338,975	3%	411,475	4%	380,633	4%	350,243	3%
Total	$10,504,928	100%	$10,548,287	100%	$10,639,068	100%	$10,872,255	100%	$11,182,915	100%

Deposits by customer segment
Consumer	$4,866,099	46%	$4,880,890	46%	$4,893,792	46%	$4,918,641	45%	$5,028,364	45%
Commercial	4,085,282	39%	4,069,724	39%	4,126,424	39%	4,029,376	37%	3,767,743	34%
Public	1,553,547	15%	1,597,673	15%	1,618,852	15%	1,924,238	18%	2,386,808	21%
Total	$10,504,928	100%	$10,548,287	100%	$10,639,068	100%	$10,872,255	100%	$11,182,915	100%

Estimated insured or collateralized deposits	$7,372,728		$7,414,224		$7,570,639		$7,858,761		$7,926,537

Estimated uninsured and uncollateralized deposits(b)	$3,132,200		$3,134,063		$3,068,429		$3,013,494		$3,256,378

Estimated uninsured and uncollateralized deposits as a % of total deposits(b)	29.8%		29.7%		28.8%		27.7%		29.1%
(a) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.

FB Financial Corporation	12

Preliminary Capital Ratios
(Unaudited)
(Dollars in Thousands)

Computation of Tangible Common Equity to Tangible Assets:	March 31, 2024	December 31, 2023

Total Common Shareholders' Equity	$1,479,526	$1,454,794
Less:
Goodwill	242,561	242,561
Other intangibles	7,920	8,709
Tangible Common Equity	$1,229,045	$1,203,524

Total Assets	$12,548,320	$12,604,403
Less:
Goodwill	242,561	242,561
Other intangibles	7,920	8,709
Tangible Assets	$12,297,839	$12,353,133

Preliminary Total Risk-Weighted Assets	$11,065,289	$11,257,406

Total Common Equity to Total Assets	11.8%	11.5%
Tangible Common Equity to Tangible Assets*	9.99%	9.74%

	March 31, 2024	December 31, 2023
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$1,389,546	$1,375,890
Tier 1 Capital	1,419,546	1,405,890
Total Capital	1,657,513	1,635,848

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	12.6%	12.2%
Tier 1 Risk-Based	12.8%	12.5%
Total Risk-Based	15.0%	14.5%
Tier 1 Leverage	11.3%	11.3%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	13

Segment Data
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Mar 2023
Banking segment
Net interest income	$97,094	$98,426	$98,194	$98,634	$101,287
Provisions for credit losses	838	283	3,253	(1,149)	212
Noninterest (loss) income	(4,794)	6,889	(4,031)	11,480	11,493
Other noninterest expense	60,344	68,463	68,712	66,208	66,752
Pre-tax net contribution after allocations	$31,118	$36,569	$22,198	$45,055	$45,816
Total assets	$11,979,904	$12,050,245	$11,904,608	$12,307,231	$12,534,348
Efficiency ratio	65.4%	65.0%	73.0%	60.1%	59.2%
Core efficiency ratio*	55.0%	57.2%	58.6%	59.0%	59.4%
Mortgage segment
Net interest income	$2,396	$2,662	$2,732	$2,909	$2,373
Provision for loan losses	(56)	22	(432)	71	279
Mortgage banking income	12,585	8,376	11,998	12,232	12,086
Other noninterest income	171	74	75	101	(230)
Other noninterest expense	12,076	11,737	14,285	15,084	13,688
Pre-tax net contribution (loss) after allocations	$3,132	$(647)	$952	$87	$262
Total assets	$568,416	$554,158	$585,023	$580,164	$566,799
Efficiency ratio	79.7%	105.6%	96.5%	99.0%	96.2%
Core efficiency ratio*	80.0%	105.3%	96.5%	96.0%	93.9%
Interest rate lock commitments volume	$377,166	$245,776	$373,068	$402,951	$375,042
Interest rate lock commitments pipeline (period end)	$130,315	$69,217	$112,810	$135,374	$157,213
Mortgage loan sales	$243,461	$257,170	$325,322	$330,326	$332,307
Gains and fees from origination and sale of mortgage loans held for sale	$6,458	$7,389	$8,941	$7,994	$8,146
Net change in fair value of loans held for sale, derivatives, and other	1,821	(1,686)	(582)	874	(421)
Mortgage servicing income	7,347	7,546	7,363	7,586	7,768
Change in fair value of mortgage servicing rights, net of hedging	(3,041)	(4,873)	(3,724)	(4,222)	(3,407)
Total mortgage banking income	$12,585	$8,376	$11,998	$12,232	$12,086
Mortgage sale margin(a)	2.65%	2.87%	2.75%	2.42%	2.45%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	14

Non-GAAP Reconciliations
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended
Adjusted net income	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Mar 2023
Income before income taxes	$34,250	$35,922	$23,150	$45,142	$46,078
Less (loss) gain from securities, net	(16,213)	183	(14,197)	(28)	69
Less gain (loss) on sales or write-downs of other real estate owned and other assets	565	(492)	115	533	(183)
Less (loss) gain from changes in fair value of commercial loans held for sale	—	(3,009)	(7)	(8)	910
Plus early retirement, severance and other costs	—	2,214	4,809	1,426	—
Plus loss (gain) on lease terminations	—	1,843	—	(1)	(72)
Plus FDIC special assessment	500	1,788	—	—	—
Adjusted pre-tax net income	50,398	45,085	42,048	46,070	45,210
Income tax expense, adjusted for items above	10,508	8,933	8,900	10,077	9,471
Adjusted net income	$39,890	$36,152	$33,148	$35,993	$35,739
Weighted average common share outstanding - fully diluted	46,998,873	46,916,939	46,856,422	46,814,854	46,765,154
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.59	$0.63	$0.41	$0.75	$0.78
Adjusted diluted earnings per common share	$0.85	$0.77	$0.71	$0.77	$0.76

FB Financial Corporation	15

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended
Adjusted pre-tax pre-provision net revenue	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Mar 2023
Income before income taxes	$34,250	$35,922	$23,150	$45,142	$46,078
Plus provisions for credit losses	782	305	2,821	(1,078)	491
Pre-tax pre-provision net revenue	35,032	36,227	25,971	44,064	46,569
Less (loss) gain from securities, net	(16,213)	183	(14,197)	(28)	69
Less gain (loss) on sales or write-downs of other real estate owned and other assets	565	(492)	115	533	(183)
Less (loss) gain from changes in fair value of commercial loans held for sale	—	(3,009)	(7)	(8)	910
Plus early retirement, severance and other costs	—	2,214	4,809	1,426	—
Plus loss (gain) on lease terminations	—	1,843	—	(1)	(72)
Plus FDIC special assessment	500	1,788	—	—	—
Adjusted pre-tax pre-provision net revenue	$51,180	$45,390	$44,869	$44,992	$45,701

	Three Months Ended
Adjusted tangible net income	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Mar 2023
Income before income taxes	$34,250	$35,922	$23,150	$45,142	$46,078
Plus amortization of core deposit and other intangibles	789	840	889	940	990
Less (loss) gain from securities, net	(16,213)	183	(14,197)	(28)	69
Less gain (loss) on sales or write-downs of other real estate owned and other assets	565	(492)	115	533	(183)
Less (loss) gain from changes in fair value of commercial loans held for sale	—	(3,009)	(7)	(8)	910
Plus early retirement, severance and other costs	—	2,214	4,809	1,426	—
Plus loss (gain) on lease terminations	—	1,843	—	(1)	(72)
Plus FDIC special assessment	500	1,788	—	—	—
Less income tax expense, adjusted for items above	10,714	9,152	9,131	10,322	9,729
Adjusted tangible net income	$40,473	$36,773	$33,806	$36,688	$36,471

FB Financial Corporation	16

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
Core efficiency ratio (tax-equivalent basis)	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Mar 2023
Total noninterest expense	$72,420	$80,200	$82,997	$81,292	$80,440
Less early retirement, severance and other costs	—	2,214	4,809	1,426	—
Less loss (gain) on lease terminations	—	1,843	—	(1)	(72)
Less FDIC special assessment	500	1,788	—	—	—
Core noninterest expense	$71,920	$74,355	$78,188	$79,867	$80,512
Net interest income	$99,490	$101,088	$100,926	$101,543	$103,660
Net interest income (tax-equivalent basis)	$100,199	$101,924	$101,762	$102,383	$104,493
Total noninterest income	7,962	15,339	8,042	23,813	23,349
Less (loss) gain from securities, net	(16,213)	183	(14,197)	(28)	69
Less gain (loss) on sales or write-downs of other real estate owned and other assets	565	(492)	115	533	(183)
Less (loss) gain from changes in fair value of commercial loans held for sale	—	(3,009)	(7)	(8)	910
Core noninterest income	23,610	18,657	22,131	23,316	22,553
Total revenue	$107,452	$116,427	$108,968	$125,356	$127,009
Core revenue (tax-equivalent basis)	$123,809	$120,581	$123,893	$125,699	$127,046
Efficiency ratio	67.4%	68.9%	76.2%	64.8%	63.3%
Core efficiency ratio (tax-equivalent basis)	58.1%	61.7%	63.1%	63.5%	63.4%

FB Financial Corporation	17

Non-GAAP Reconciliations (continued)
For the Periods Ended
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
Banking segment core efficiency ratio (tax- equivalent)	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Mar 2023
Banking segment noninterest expense	$60,344	$68,463	$68,712	$66,208	$66,752
Less early retirement, severance and other costs	—	2,214	4,809	1,001	—
Less loss on lease terminations	—	1,843	—	—	—
Less FDIC special assessment	$500	$1,788	$—	$—	$—
Banking segment core noninterest expense	$59,844	$62,618	$63,903	$65,207	$66,752
Banking segment net interest income	97,094	98,426	98,194	98,634	101,287
Banking segment net interest income (tax-equivalent basis)	97,803	99,262	99,030	99,474	102,120
Banking segment noninterest (loss) income	(4,794)	6,889	(4,031)	11,480	11,493
Less (loss) gain from changes in fair value of commercial loans held for sale	—	(3,009)	(7)	(8)	910
Less (loss) gain on sales or write-downs of other real estate owned and other assets	509	(460)	119	558	249
Less gain (loss) from securities, net	(16,213)	183	(14,197)	(28)	69
Banking segment core noninterest income	10,910	10,175	10,054	10,958	10,265
Banking segment total revenue	$92,300	$105,315	$94,163	$110,114	$112,780
Banking segment total core revenue (tax-equivalent basis)	$108,713	$109,437	$109,084	$110,432	$112,385
Banking segment efficiency ratio	65.4%	65.0%	73.0%	60.1%	59.2%
Banking segment core efficiency ratio (tax-equivalent basis)	55.0%	57.2%	58.6%	59.0%	59.4%

	Three Months Ended
Mortgage segment core efficiency ratio (tax- equivalent)	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Mar 2023
Mortgage segment noninterest expense	$12,076	$11,737	$14,285	$15,084	$13,688
Less severance costs	—	—	—	425	—
Less gain on lease terminations	—	—	—	(1)	(72)
Mortgage segment core noninterest expense	$12,076	$11,737	$14,285	$14,660	$13,760
Mortgage segment net interest income	2,396	2,662	2,732	2,909	2,373
Mortgage segment noninterest income	12,756	8,450	12,073	12,333	11,856
Less gain (loss) on sales or write-downs of other real estate owned	56	(32)	(4)	(25)	(432)
Mortgage segment core noninterest income	12,700	8,482	12,077	12,358	12,288
Mortgage segment total revenue	$15,152	$11,112	$14,805	$15,242	$14,229
Mortgage segment core total revenue	$15,096	$11,144	$14,809	$15,267	$14,661
Mortgage segment efficiency ratio	79.7%	105.6%	96.5%	99.0%	96.2%
Mortgage segment core efficiency ratio (tax-equivalent basis)	80.0%	105.3%	96.5%	96.0%	93.9%

FB Financial Corporation	18

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of
Tangible assets, common equity and related measures	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Mar 2023
Tangible assets
Total assets	$12,548,320	$12,604,403	$12,489,631	$12,887,395	$13,101,147
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	7,920	8,709	9,549	10,438	11,378
Tangible assets	$12,297,839	$12,353,133	$12,237,521	$12,634,396	$12,847,208
Tangible common equity
Total common shareholders' equity	$1,479,526	$1,454,794	$1,372,901	$1,386,951	$1,369,696
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	7,920	8,709	9,549	10,438	11,378
Tangible common equity	$1,229,045	$1,203,524	$1,120,791	$1,133,952	$1,115,757
Common shares outstanding	46,897,378	46,848,934	46,839,159	46,798,751	46,762,626
Book value per common share	$31.55	$31.05	$29.31	$29.64	$29.29
Tangible book value per common share	$26.21	$25.69	$23.93	$24.23	$23.86
Total common shareholders' equity to total assets	11.8%	11.5%	11.0%	10.8%	10.5%
Tangible common equity to tangible assets	9.99%	9.74%	9.16%	8.98%	8.68%
On-balance sheet liquidity:
Cash and cash equivalents	$870,730	$810,932	$848,318	$1,160,354	$1,319,951
Unpledged securities	514,724	542,427	494,582	281,098	286,169
Equity securities, at fair value	—	—	2,934	3,031	3,059
Total on-balance sheet liquidity	$1,385,454	$1,353,359	$1,345,834	$1,444,483	$1,609,179
On-balance sheet liquidity as a percentage of total assets	11.0%	10.7%	10.8%	11.2%	12.3%
On-balance sheet liquidity as a percentage of total tangible assets	11.3%	11.0%	11.0%	11.4%	12.5%

FB Financial Corporation	19

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
Adjusted return on average tangible common equity and related measures	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Mar 2023
Average common shareholders' equity	$1,460,736	$1,385,373	$1,393,253	$1,376,818	$1,343,227
Less average goodwill	242,561	242,561	242,561	242,561	242,561
Less average intangibles, net	8,299	9,138	10,011	10,913	11,862
Average tangible common equity	$1,209,876	$1,133,674	$1,140,681	$1,123,344	$1,088,804
Net income	$27,950	$29,369	$19,175	$35,299	$36,381
Return on average common equity	7.70%	8.41%	5.46%	10.3%	11.0%
Return on average tangible common equity	9.29%	10.3%	6.67%	12.6%	13.6%
Adjusted tangible net income	$40,473	$36,773	$33,806	$36,688	$36,471
Adjusted return on average tangible common equity	13.5%	12.9%	11.8%	13.1%	13.6%

	Three Months Ended
Adjusted return on average assets, common equity and related measures	Mar 2024	Dec 2023	Sep 2023	Jun 2023	Mar 2023
Net income	$27,950	$29,369	$19,175	$35,299	$36,381
Average assets	12,590,079	12,434,575	12,557,158	12,826,449	12,861,614
Average common equity	1,460,736	1,385,373	1,393,253	1,376,818	1,343,227
Return on average assets	0.89%	0.94%	0.61%	1.10%	1.15%
Return on average common equity	7.70%	8.41%	5.46%	10.3%	11.0%
Adjusted net income	$39,890	$36,152	$33,148	$35,993	$35,739
Adjusted return on average assets	1.27%	1.15%	1.05%	1.13%	1.13%
Adjusted return on average common equity	11.0%	10.4%	9.44%	10.5%	10.8%
Adjusted pre-tax pre-provision net income	$51,180	$45,390	$44,869	$44,992	$45,701
Adjusted pre-tax pre-provision return on average assets	1.63%	1.45%	1.42%	1.41%	1.44%

FB Financial Corporation	20